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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 8, 2003


                           Health Fitness Corporation
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



       0-25064                                               41-1580506
(Commission File Number)                                   (IRS Employer
                                                         Identification No.)


                     3600 American Boulevard West, Suite 560
                          Minneapolis, Minnesota 55431
              (Address of Principal Executive Offices and Zip Code)


                                 (952) 831-6830
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.           Acquisition or Disposition of Assets.

On December 8, 2003, Health Fitness Corporation announced it has completed its purchase of the business assets of the Health & Fitness Services Division (HFS Division) of Johnson & Johnson Health Care Systems Inc. pursuant to an Asset Purchase Agreement ("Agreement") for $4,785,389. Health Fitness Corporation has financed its acquisition of the HFS Division primarily with private equity financing from Bayview Capital Partners LP, supplemented by a bank term loan from Wells Fargo Bank, N.A. The purchase price was determined based on arms-length negotiations between Health Fitness Corporation (HFC) and Johnson & Johnson Health Care Systems Inc. The purchase price is subject to certain post-closing adjustments.

The assets acquired by Health Fitness Corporation (HFC) consist primarily of client contracts, proprietary wellness, lifestyle and health promotion programs and other health and wellness services of the HFS Division. As part of the transaction, HFC has entered into a multi-year management contract with another subsidiary of Johnson & Johnson for HFC to manage more than 50 Johnson & Johnson affiliate sites, making the Johnson & Johnson family of companies HFC's largest client. Also as part of the transaction, virtually all of the employees from the HFS Division of Johnson & Johnson Health Care Systems are now part of HFC.

The HFS Division of Johnson & Johnson Health Care Systems has been serving clients since 1986, providing corporate fitness and wellness services and programs to companies across the United States and Canada. Services include: health and fitness center management, consulting, occupational health services, health risk assessment programs, wellness, fitness, injury prevention and treatment programs and data analysis services. HFC intends to continue the same services and programs.

Item 7.           Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired:
                  -------------------------------------------

                  The required financial statements are not filed with this Form 8-K but will be filed as an amendment to this Form 8-K within 60 days after the due date for filing this report.

         (b)      Pro Forma Financial Information:
                  -------------------------------

                  See (a) above.

         (c)      Exhibits:
                  --------

                  See Exhibit Index on page following Signatures.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:  December 8, 2003

                                         HEALTH FITNESS CORPORATION


                                         By       /s/ Wesley Winnekins
                                            ------------------------------------
                                                 Chief Financial Officer





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                                  EXHIBIT INDEX

                           Health Fitness Corporation
                             Form 8-K Current Report



Exhibit Number                      Description
--------------                      -----------
    10.1                            Asset Purchase Agreement dated August 25, 2003 between Johnson & Johnson
                                    Health Care Systems Inc. and Health Fitness Corporation -- incorporated by reference to Exhibit 10.13 to the Company's Quarterly Report on Form 10-Q
                                    for the quarter ended September 30, 2003

    99.1                            Press release dated December 8, 2003